UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.

(Exact name of registrant as specified in charter)

3435 Stelzer Road

Columbus, OH 43219

(Address of principal executive offices) (Zip Code)

T. Gibbs Kane, Jr., President

8 Sound Shore Drive

Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 551-1980

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

December 31, 2015

Dear Investor:

The Sound Shore Fund’s Investor Class (ticker SSHFX) ended December 31, 2015 with a net asset value of $41.30 per share, after an income distribution of $0.391204 and a year-end capital gains distribution of $4.738991 per share. The fourth quarter total return of 5.33% lagged the Standard & Poor’s 500 Index (“S&P 500”) which rose 7.04% and the Dow Jones Industrial Average (“Dow Jones”) which rose 7.70%. For the year, the Fund’s Investor Class declined 5.02% which trailed the S&P 500 and the Dow Jones, which had returns of 1.38% and 0.21%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s Investor Class 1, 5, 10, and 15-year average annual total returns for the period ended December 31, 2015 were -5.02%, 10.96%, 6.28%, and 6.31%, respectively. For the most recent month end performance, please visit the Fund’s website at www.soundshorefund.com. As stated in the current prospectus, dated May 1, 2015, the Fund’s Investor Class total annual operating expense ratio (gross) is 0.92%. Subsequently, for the fiscal year ended December 31, 2015, the total annual operating expense ratio (gross) was 0.93%, as shown in the financial highlights later in this annual report.

Sound Shore Management is proud to highlight that the Sound Shore Fund just received its 19th consecutive annual award as one of Money Magazine’s “Top Mutual Funds.” We thank all our investors, so many of whom are long-term, for placing their confidence with Sound Shore, proving once again that consistency and patience are critical to investment success. A $10,000 investment made at the Fund’s inception 30 years ago, with dividends reinvested, would have grown 23 fold to $236,870 through 12/31/15, as shown in the chart below.

For 2015, the S&P 500 Index finished marginally lower, though its return was slightly positive when including its dividends. The benchmark’s flat results mirrored similarly stalled corporate earnings per share that were held back by uneven global growth, currency volatility, and commodity price declines. Likewise, management commentary, especially in the second half, referenced offsetting trends of an industrial recession and disruptive winners, especially where technology and consumer priorities overlapped.

As often happens after a multi-year bull market, last year’s sideways move also included signs of narrowing stock leadership. For example, the equally weighted S&P 500 trailed the more conventionally referenced market capitalization weighted version by 359 basis points. Also, the Russell 1000 Growth (up 5.67%) benchmark outdistanced its Value counterpart (-3.83%) by 950 basis points, as the former was boosted by a handful of strong performing social media and biotech stocks.

Sound Shore’s 2015 results slightly trailed the value benchmark in spite of a number of solid 2015 contributors including General Electric, which advanced as it exited from its finance segment, and lab supplier Thermo Fisher Scientific which benefitted from market share gains and recent acquisition synergies. These contributors were offset by declines at packaging leader International Paper, which faced currency headwinds, and integrated oil BP, our only energy holding for the bulk of the year, which declined with commodity prices. Importantly, IP, BP, and a few other holdings impacted by global economic weakness have strong balance sheets and full cycle staying power, critical advantages given current credit market conditions.

Meanwhile within technology, Microsoft, another strong performer, was offset by Oracle, among the year’s larger detractors, illustrating the market’s intensified focus on industry market share battles. We re-started our Microsoft holding in the third quarter when its valuation, net of $60 billion in cash, had declined to 13 times forward earnings with an 8% free cash flow yield. At the time, investors were worried that the completion of its cost cutting plan would slow earnings growth. Our research, however, determined that Microsoft’s best in class cloud platform products, especially Office 365, were gaining momentum and driving near term earnings growth. In fact, cross checks suggested that technology archrival Apple was even using Microsoft’s cloud offerings, confirming their merit. Since our purchase, Microsoft has advanced 30.8% as its enterprise success drove above-consensus earnings and signaled the company was among the disruptive technology winners.

By contrast, Oracle returned to levels where we initiated our position, declining 18% in 2015, due to uncertainty over its progress on a similar path. We invested in Oracle in late 2014 when it was valued well below norm at 11 times earnings and investors were skeptical of the company’s growth prospects. We continue to view Oracle’s installed corporate customer base as a competitive edge, and we have collected favorable customer feedback on Oracle’s emerging cloud offerings which are growing rapidly and scheduled to reach critical mass during 2016. While we understand that markets typically wait for clear evidence of success, given our long term investment time horizon we used the stock’s underperformance to add to our position.

Microsoft and Oracle reflect more broadly on the dynamic between incumbents and challengers currently facing many industries. Though innovation and competition are certainly not new, the current pace and breadth of change are garnering attention. Sound Shore’s investment process includes driver-specific financial models by holding ongoing dialogues with management and primary sources in order to form an objective view of risks and opportunities. This due diligence incorporates an unbiased mindset regarding industry change and sector winners. But valuation continues to be a critical component of our investment process.

Sound Shore’s portfolio had a forward price-earnings multiple of 14 times at 12/31/15, a meaningful discount to the S&P 500 at 16 times. The pundits’ outlook for 2016 includes the usual list of positives (election year, mergers and acquisitions, low energy prices) and negatives (peak profit margins, problematic high yield markets, sovereign risk). We believe Sound Shore’s contrarian investment process, which focuses on valuing out of favor stocks and identifying company-specific sources of revenue, earnings and cash flow growth, should continue to surface profitable investment opportunities.

Best wishes for 2016 from everyone at Sound Shore Management.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. The Russell 1000 Value Index consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The price-to-earnings (P/E) of an index is the total price of the index divided by its total earnings. Free cash flow is the amount of cash left over after the company has paid all its expenses and what was spent for reinvesting into the company (capital expenditures). Basis point is one hundredth of one percent.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 12/31/15 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice.

Investment and Performance Comparison (Unaudited)

The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in shares of the Investor Class of the Fund, including reinvested dividends and distributions, with a broad-based securities market index. The Standard and Poor’s 500 Index (the “S&P 500”) is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund’s return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Furthermore, in 2005, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Past performance cannot predict nor guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results of an investment made today may differ substantially from the Fund’s historical performance. Current performance may be lower or higher than the performance data quoted.

AVERAGE ANNUAL TOTAL RETURN as of December 31, 2015
	One Year	Five Year	Ten Year
Sound Shore Fund - Investor Class	(5.02)%	10.96%	6.28%
Sound Shore Fund - Institutional Class[1]	(4.84)%	11.16%	6.48%
S&P 500 Index	1.38%	12.57%	7.31%

1	Performance information for the Institutional Class, prior to the commencement of operations on December 9, 2013, is based on the performance of the Investor Class, and adjusted for the lower expenses applicable to the Institutional Class. As stated in the current prospectus, dated May 1, 2015, the total annual fund operating expense ratio (gross) is 0.92% for the Investor Class and 0.83% for the Institutional Class. Subsequently for the fiscal year ended December 31, 2015, the total annual operating expense ratio (gross) for the Investor Class was 0.93% and 0.83% for the Institutional Class, as shown in the financial highlights. The Institutional Class’ net expense ratio is 0.75% since the Fund Adviser has agreed to reimburse essentially all of the ordinary expenses in excess of 0.75%. This agreement is in effect until at least May 1, 2016. For more information about expense reimbursements please see the Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

Sector Weightings(a) (as of December 31, 2015)

as a percentage of Net Assets (Unaudited)

	Share Amount	Market Value
Common Stocks (98.1%) (a)
Consumer Discretionary (12.5%)
CBS Corp., Class B	1,145,600	$53,992,128
Comcast Corp., Class A	970,200	54,748,386
Liberty Global PLC, Class C †	1,278,900	52,140,753
Lowe’s Cos., Inc.	526,500	40,035,060
Time Warner, Inc.	584,000	37,767,280

		238,683,607

Consumer Staples (2.6%)
Procter & Gamble Co.	624,400	49,583,604

Energy (5.6%)
BP PLC ADR	1,719,400	53,748,444
EQT Corp.	1,028,400	53,610,492

		107,358,936

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

	Share Amount	Market Value
Financials (28.7%)
American International Group, Inc.	823,000	$51,001,310
Aon PLC	638,200	58,848,422
Bank of America Corp.	3,442,400	57,935,592
Capital One Financial Corp.	780,200	56,314,836
CIT Group, Inc.	1,593,400	63,257,980
Citigroup, Inc.	1,182,800	61,209,900
Citizens Financial Group, Inc.	2,138,100	55,996,839
Invesco, Ltd.	1,633,000	54,672,840
Marsh & McLennan Cos., Inc.	920,200	51,025,090
Realogy Holdings Corp. †	1,078,300	39,541,261

		549,804,070

Health Care (12.5%)
Agilent Technologies, Inc.	1,348,700	56,389,147
Merck & Co., Inc.	1,153,100	60,906,742
Sanofi SA ADR	1,279,400	54,566,410
Thermo Fisher Scientific, Inc.	465,500	66,031,175

		237,893,474

Industrials (5.6%)
Aercap Holdings NV †	1,244,400	53,708,304
General Electric Co.	1,692,500	52,721,375

		106,429,679

Information Technology (22.6%)
Alphabet, Inc., Class A †	64,945	50,527,860
Analog Devices, Inc.	869,400	48,095,208
Applied Materials, Inc.	3,195,400	59,658,118
Flextronics International, Ltd. †	4,820,800	54,041,168
Keysight Technologies, Inc. †	1,741,700	49,342,361
Microsoft Corp.	1,115,200	61,871,296
Oracle Corp.	1,670,500	61,023,365
Texas Instruments, Inc.	866,700	47,503,827

		432,063,203

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

DECEMBER 31, 2015

	Share Amount	Market Value
Materials (2.7%)
International Paper Co.	1,391,100	$52,444,470

Telecommunication Services (2.7%)
Vodafone Group PLC ADR	1,624,000	52,390,240

Utilities (2.6%)
Exelon Corp.	1,803,400	50,080,418

Total Common Stocks (cost $1,550,097,131)		$1,876,731,701

Short-Term Investments (2.2%)
Money Market Fund (2.2%)
Western Asset Institutional U.S. Treasury Reserves, 0.04% (b)	42,061,346	$42,061,346

Total Money Markets (cost $42,061,346)		$42,061,346

Total Investments (100.3%) (cost $1,592,158,478) *		$1,918,793,047
Liabilities less Other Assets (-0.3%)		(5,405,704)

Net Assets (100.0%)		$1,913,387,343

†	Non-income producing security
(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes
(b)	Rate disclosed is as of December 31, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Company

*	Cost for federal income tax purposes is $1,594,477,558 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$438,977,813
Gross Unrealized Depreciation	(114,662,324)

Net Unrealized Appreciation	$324,315,489

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

ASSETS
Investments, at value (Cost $1,592,158,478)	$1,918,793,047
Cash	9
Receivables:
Capital shares sold	1,129,125
Dividends	2,195,630
Prepaid expenses	77,333

Total Assets	1,922,195,144

LIABILITIES
Payables:
Capital shares redeemed	4,960,468
Payable for Investments purchased	2,296,129
Accrued liabilities:
Advisory fees	1,214,239
Administrator fees	42,747
Transfer agent fees and expenses	145,378
Custodian fees	15,680
Compliance and Treasurer Services fees	13,433
Professional fees	77,440
Other accrued liabilities	42,287

Total Liabilities	8,807,801

Net Assets	$1,913,387,343

COMPONENTS OF NET ASSETS
Common stock, at Par Value	$46,307
Paid-in Capital	1,588,890,580
Undistributed net investment income	134,967
Accumulated net realized gain (loss) on investments	(2,319,080)
Net unrealized appreciation on investments	326,634,569

Net Assets	$1,913,387,343

NET ASSET VALUE
Net Assets — Investor Class Shares	$1,462,945,629
Shares Outstanding — Investor Class (100,000,000 shares authorized, par value $0.001)	35,420,253

Net Asset Value (offering price & redemption price per share) — Investor Class Shares	$41.30

Net Assets — Institutional Class Shares	$450,441,714
Shares Outstanding — Institutional Class (100,000,000 shares authorized, par value $0.001)	10,886,613

Net Asset Value (offering price & redemption price per share) — Institutional Class Shares	$41.38

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes reclaimed $17,745)	$39,134,303

Total Income	39,134,303

Expenses:
Advisory fees (Note 3)	16,978,413
Administrator fees	539,297
Transfer agent fees and expenses — Investor Class Shares	1,743,889
Transfer agent fees and expenses — Institutional Class Shares	33,648
Custodian fees	198,823
Compliance and Treasurer Services fees (Note 3)	170,804
Directors’ fees and expenses (Note 3)	165,000
Professional fees	251,830
Registration fee — Investor Class Shares	52,070
Registration fees — Institutional Class Shares	17,481
Printing fees — Investor Class Shares	84,256
Printing fees — Institutional Class Shares	32,127
Miscellaneous	95,245

Total Expenses	20,362,883
Expense Reimbursements — Institutional Class Shares (Note 3)	(467,167)

Net expenses	19,895,716

Net Investment Income	19,238,587

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	199,533,699
Net realized gain on redemption in-kind	11,224,954
Net change in unrealized appreciation/(depreciation) on investments	(342,958,613)

Net realized and unrealized gain (loss) on investments	(132,199,960)

Net increase (decrease) in net assets from operations	$(112,961,373)

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income	$19,238,587	$42,677,836
Net realized gain on investments sold	210,758,653	240,017,780
Net change in unrealized appreciation/(depreciation) on investments	(342,958,613)	(23,930,190)

Increase/(decrease) in net assets from operations	(112,961,373)	258,765,426

Dividends to shareholders from net investment income:
Investor Class	(13,175,708)	(37,463,670)
Institutional Class	(5,919,203)	(8,227,298)
Return of capital:
Investor Class	—	(1,029,167)
Institutional Class	—	(226,013)
Distributions to Shareholders from net realized gains:
Investor Class	(153,232,196)	(170,455,350)
Institutional Class	(46,410,188)	(52,138,597)

Total dividends/distributions to shareholders	(218,737,295)	(269,540,095)

Net capital share transactions (Note 6):
Investor Class	(75,976,034)	(287,120,256)
Institutional Class	(16,564,843)	491,511,001

Total capital share transactions	(92,540,877)	204,390,745

Total increase (decrease)	(424,239,545)	193,616,076
Net assets:
Beginning of the year	2,337,626,888	2,144,010,812

End of the year (including accumulated undistributed net investment income of $134,967 and $—, respectively)	$1,913,387,343	$2,337,626,888

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946—Financial Services—Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal divided, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at its publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser (as defined in Note 3), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of December 31, 2015:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,876,731,701	$—	$—	$1,876,731,701
Short-Term Investments	42,061,346	$—	$—	42,061,346

Total Investments	$1,918,793,047	$—	$—	$1,918,793,047

At December 31, 2015, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of December 31, 2015, based on the valuation input Levels on December 31, 2014.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

b.  Security Transactions, Investment Income and Expenses

Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund’s Statement of Operations.

c.  Dividends to Shareholders

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per-share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a return of capital.

d.  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required. For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require the Fund to record a tax liability or would otherwise require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax year-ends 2012-2014, and the interim tax period since then).

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding its advisory fees, interest, taxes, securities lending costs, brokerage commissions and acquired fund fees and expenses, extraordinary expenses and all litigation costs until at least May 1, 2016. This reimbursement is shown on the Statement of Operations as a reduction of expenses.

Other Services

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration and portfolio accounting services to the Fund, and Citibank N.A. acts as custodian. Prior to April 1, 2015, Citi also provided transfer agency services to the Fund.

Effective April 1, 2015, SunGard Investor Services LLC (“SunGard”) serves as the Fund’s transfer agent.

The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide sub-transfer agent services that the Fund transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer agent fees and expenses—Investor Class Shares” that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary for that class.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”).The Distributor is not affiliated with the Adviser, Citi, SunGard, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FFOS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act (“Independent Director”), quarterly fees of $2,500, plus $10,000 per quarterly in-person meeting, $4,000 per quarterly meeting attended telephonically, and $2,000 per special meeting attended in person or telephonically. In addition, the Chairman of the Audit Committee receives a quarterly fee of $1,250.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments and in kind transactions) for the year ending December 31, 2015 aggregated $845,551,578 and $1,088,935,908, respectively.

The cost of securities purchased and the proceeds from sales of securities (including in kind redemptions) for the period ending December 31, 2015 aggregated $845,551,578 and $1,119,159,906, respectively.

5.    Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended December 31, 2015 and December 31, 2014 were characterized for tax purposes as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$19,103,620	$56,535,425
Long-Term Capital Gains	199,633,675	211,749,490

Total Taxable Distributions	218,737,295	268,284,915
Return of Capital	—	1,255,180

Total Distributions Paid	$218,737,295	$269,540,095

Components of capital on a federal income tax basis at December 31, 2015, were as follows:

Par Value + Paid-in Capital	$1,588,936,887
Undistributed Ordinary Income	134,967
Capital Loss Carryforwards	—
Net Unrealized Appreciation	324,315,489

$1,913,387,343

On the Statement of Assets and Liabilities, primarily as a result of permanent book to tax differences arising from the character of distributions received from certain of the Fund’s portfolio holdings, the following amounts have been reclassified for the year ended December 31, 2015:

Paid-in Capital	$11,233,646
Undistributed Net Investment Loss	(8,709)
Accumulated Net Realized Loss on Investments	(11,224,937)

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

At December 31, 2015, the Fund, for federal income tax purposes, had no capital loss carryforwards.

6.    Capital Stock

Transactions in capital stock for the years ended December 31, 2015 and December 31, 2014 were as follows:

	For the Year Ended December 31, 2015
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	3,158,031	$152,004,279	5,568,282	$266,010,400
Reinvestment of dividends	3,791,880	160,259,511	1,178,512	50,117,192
Redemption of shares	(8,143,104)	(388,239,824)	(7,140,070)	(332,692,435)

Net decrease from capital transactions	(1,193,193)	$(75,976,034)	(393,276)	$(16,564,843)

	For the Year Ended December 31, 2014
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	8,382,874	$427,141,999	9,465,815	$481,621,660
Reinvestment of dividends	4,019,596	200,818,623	1,212,437	60,521,783
Redemption of shares	(17,922,231)	(915,080,878)	(976,671)	(50,632,442)

Net increase (decrease) from capital transactions	(5,519,761)	$(287,120,256)	9,701,581	$491,511,001

Redemption proceeds normally are paid in cash. However, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund’s assets). For book purposes, the Fund will recognize a gain on the redemption in kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on a redemption in kind are generally not recognized for tax purposes. During the year ended December 31, 2015, shares redeemed for the Institutional Class included redemption in-kind transactions of 736,000 shares valued at $30,223,998. The Fund had realized gains on these transactions of $11,224,954 recorded in the accompanying Statement of Operations.

As of December 31, 2015, the Employees’ Profit Sharing Plan of the Adviser owned 802,043 Institutional Class shares which represent 1.73% of the Fund’s Net Assets. Additionally, as of December 31, 2015, there were 513,021 Institutional Class Shares owned or controlled by affiliates of the Adviser which represent 1.11% of the Fund’s Net Assets.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Concluded)

DECEMBER 31, 2015

7.    Other Information

On December 31, 2015, two entities, Charles Schwab & Co. Inc. and National Financial Services LLC, held of record in omnibus accounts approximately 69% of the outstanding shares of the Fund on behalf of numerous investors.

8.    Principal Risks

As of December 31, 2015, the Fund invested a significant portion of its assets in securities in the Financials and Information Technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

On December 17, 2015, the Fund provided notification to its administrator, fund accountant, transfer agent and custodian of its intent to terminate service contracts with each of those respective parties, pursuant to contractual notification requirements. On February 8, 2016, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) assumed the role of administrator and fund accountant to the Fund. On or about April 4, 2016, the Fund expects that Atlantic will also assume the role of the Fund’s transfer agent and that MUFG Union Bank, N.A. will assume the role of the Fund’s custodian.

Based on this evaluation, other than the items noted above, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2015.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended December 31,
	2015		2014		2013	2012	2011
Investor Class Shares
Net Asset Value, Beginning of Year	$48.79		$49.05		$34.91	$29.53	$31.82

Investment Operations
Net investment income (a)	0.39		0.98		0.32	0.29	0.22
Net realized and unrealized gain (loss) on investments	(2.75)		4.83		14.14	5.39	(2.18)

Total from Investment Operations	(2.36)		5.81		14.46	5.68	(1.96)

Distributions from
Net investment income	(0.39)		(0.98)		(0.32)	(0.30)	(0.23)
Return of capital	—		(0.03)		—	—	(0.10)
Net realized gains	(4.74)		(5.06)		—	—	—

Total Distributions	(5.13)		(6.07)		(0.32)	(0.30)	(0.33)

Net Asset Value, End of Year	$41.30		$48.79		$49.05	$34.91	$29.53

Total Return	(5.02)%		11.76%		41.53%	19.32%	(6.18)%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$1,462,946		$1,786,366		$2,066,584	$1,491,425	$1,588,823

Ratios to Average Net Assets:
Expenses	0.93%		0.92%		0.93%	0.94%	0.94%
Net Investment Income	0.80%		1.92	%(b)	0.77%	0.89%	0.69%
Portfolio Turnover Rate (c)	39	%(d)	47%		44%	56%	61%

(a)	Calculated using average shares outstanding for the period.
(b)	Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund’s portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.53% for the period.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Amount excludes redemption in-kind of $30,223,998. See note 6 to financial statements.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS (Concluded)

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended December 31, 2015		Year Ended December 31, 2014		For the Period December 9, 2013 to December 31, 2013(a)
Institutional Class Shares
Net Asset Value, Beginning of Year	$48.87		$49.06		$47.78

Investment Operations
Net investment income (b)	0.48		0.67		0.01
Net realized and unrealized gain (loss) on investments	(2.75)		5.23		1.42

Total from Investment Operations	(2.27)		5.90		1.43

Distributions from
Net investment income	(0.48)		(1.00)		(0.15)
Return of capital	—		(0.03)		—
Net realized gains	(4.74)		(5.06)		—

Total Distributions	(5.22)		(6.09)		(0.15)

Net Asset Value, End of Year	$41.38		$48.87		$49.06

Total Return (c)	(4.84)%		11.94%		3.00%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$450,442		$551,261		$77,427

Ratios to Average Net Assets: (c)
Expenses (gross)(d)	0.83%		0.83%		0.87%
Expenses (net)	0.75%		0.75%		0.75%
Net Investment Income	0.98%		1.29	%(e)	0.45%
Portfolio Turnover Rate (f)	39	%(g)	47%		44%

(a)	Commenced operations December 9, 2013.
(b)	Calculated using average shares outstanding for the period.
(c)	Annualized for periods less than one year.
(d)	Reflects expense ratio in the absence of expense waiver and reimbursement.
(e)	Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund’s portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.72% for the period.
(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(g)	Amount excludes redemption in-kind of $30,223,998. See note 6 to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sound Shore Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Sound Shore, Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Sound Shore Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the change in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 29, 2016

SOUND SHORE FUND, INC.

DECEMBER 31, 2015 (unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses - The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*
Investor Class Actual Return	$1,000.00	$944.30	$4.61
Investor Class Hypothetical Return	$1,000.00	$1,020.47	$4.79
Institutional Class Actual Return	$1,000.00	$945.30	$3.68
Institutional Class Hypothetical Return	$1,000.00	$1,021.42	$3.82

*	Expenses are equal to the Investor Class’ and Institutional Class’ annualized expense ratios of 0.94% and 0.75% respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent one-half year period.

SOUND SHORE FUND, INC.

DECEMBER 31, 2015 (unaudited)

Federal Tax Status of Dividends Declared during the Fiscal Year (Unaudited)

Income Dividends - For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund paid income dividends of $19,103,620 for the tax year ended December 31, 2015, of which $0 were short-term capital gain dividends. The Fund designated 100% of its income dividend distributed as qualifying for the corporate dividends-received deductions (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0% of its income dividends as qualified interest income (QII) and 0% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Capital Gain and other distributions - The Fund paid long-term capital gain dividends of $199,633,675.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov under the name of the Sound Shore Fund.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is available on the SEC’s website at http://www.sec.gov under the name of the Sound Shore Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC’s website at http://www.sec.gov under the name of the Sound Shore Fund. It may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SOUND SHORE FUND, INC.

DECEMBER 31, 2015

Directors and Officers of the Fund

The following is relevant information regarding Directors and Officers of the Fund:

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director

Independent Directors
Harry W. Clark c/o Sound Shore Fund, Inc. Three Canal Plaza Portland, ME 04101 Birthdate: March 1949	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 23, 2006 to present	Managing Partner, Stanwich Group LLC (public policy consulting firm) since January 2001; Senior Counselor, Brunswick Group LLC (international financial communications consulting firm) since January 2005; Senior Director, Albright Stonebridge Group (international political risk consultancy) since May, 2012.	Director, U.S. Chamber of Commerce Foundation since 2005.

H. Williamson Ghriskey, Jr. c/o Sound Shore Fund, Inc. Three Canal Plaza Portland, ME 04101 Birthdate: May 1944	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 23, 2006 to present	Senior Managing Director/Portfolio Management, First Republic Investment Management (investment counseling firm) since September 1978.	Past President of Investment Advisor Association 1990-1992

David Blair Kelso c/o Sound Shore Fund, Inc. Three Canal Plaza Portland, ME 04101 Birthdate: September 1952	Lead Independent Director; Audit Committee (Chair); Nominating Committee (Chair); Valuation Committee (member); Audit Committee Financial Expert	January 23, 2006 to present	Managing Partner, Kelso Advisory Services (consulting firm) since October 2003; Trustee, Connecticut College, since October 2007; Director, Round Hill Development Corp. (resort development firm) since 2006; Director, Aspen Holdings, Inc. (insurance firm), 2005 - April 2011; Executive Vice President, Strategy & Finance, Aetna, Inc. (insurance firm); Chairman, Aetna Life Insurance Company, (September 2001 - September 2003); Chief Financial Officer, Executive Vice President, and Managing Director, Chubb, Inc. (insurance firm), August 1996-August 2001.	Director, EXL Service Holdings, Inc. (since July 2006) Director, Assurant, Inc. (March 2007-February 2015)

SOUND SHORE FUND, INC.

DECEMBER 31, 2015

Directors and Officers of the Fund

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director

Interested Directors(2)
Harry Burn, III 8 Sound Shore Drive Greenwich, CT 06830 Birthdate: January 1944	Chairman and Director; Valuation Committee (member)	April 1985 to present (Chairman September 1992 to present)	Co-Chairman and Director, Sound Shore Management, Inc. since 1978; Chartered Financial Analyst.

T. Gibbs Kane, Jr. 8 Sound Shore Drive Greenwich, CT 06830 Birthdate: May 1947	President and Director; Valuation Committee (member)	April 1985 to present	Co-Chairman and Director, Sound Shore Management, Inc. since 1977; Chartered Financial Analyst.

Officers
Lowell E. Haims 8 Sound Shore Drive Greenwich, CT 06830 Birthdate: May 1967	Secretary; Valuation Committee (Chair)	October 2010 to present	Chief Administrative Officer, Sound Shore Management, Inc., since October 2005; Chief Compliance Officer, Sound Shore Management, Inc., since June 2007; Chartered Financial Analyst.

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birthdate: September 1971	Treasurer	June 2009 to present	President, Foreside Fund Officer Services, LLC (since 2015); Foreside Management Services, LLC, Business Head, Treasurer Services (2012-2015); Director, (2008-2012);

Julie Walsh 10 High Street, Suite 302A Boston, MA 02110 Birthdate: October 1970	Chief Compliance Officer	May 2011 to present	Managing Director, Foreside Compliance Services, LLC (May 2010 to present); Compliance/Marketing Consultant, Grantham, Mayo, Van Otterloo & Co. LLC (May 2008 - May 2010); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (April 1995 - May 2008).

(1)	Term of Service is until his/her successor is elected or qualified or until his/her earlier resignation or removal.
(2)	Harry Burn, III and T. Gibbs Kane, Jr. are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of their position as shareholders, senior officers, and Directors of the Adviser. Each is a portfolio manager of the Fund.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Directors. The SAI is available for free, by contacting the Fund at (800) 551-1980.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Atlantic Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

SunGard Investor Services LLC

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-AR-1215

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza

Portland, ME 04101

http://www.soundshorefund.com

(800) 551-1980

Annual Report

DECEMBER 31, 2015

Item 2.	Code of Ethics.

Sound Shore Fund, Inc. maintains a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by the Report, there were no amendments to the Code of Ethics as filed nor were there any waivers from its provisions granted.

Item 3.	Audit Committee Financial Expert.

The Board of Directors has determined that David Blair Kelso, who meets the definition of an independent director as specified by Item 3, is an “audit committee financial expert” as that term is defined by applicable regulator guideline.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,000 in 2015 and $48,500 in 2014.

(b)	Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item 4 were $0 in 2015 and $0 in 2014.

(c)	Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Fees”) were $4,900 in 2015 and $4,750 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)	All Other Fees – There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Pre-Approval Requirements for Audit and Non-Audit Services. The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” to be provided to Sound Shore Management, Inc. (“Sound Shore Management”), the Fund’s investment adviser, by the Fund’s independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor’s independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if provided. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

(e)(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X.

(f)	Not applicable as less than 50%.

(g)	The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and Sound Shore Management were $4,900 in 2015 and $4,750 in 2014.

(h)	The Registrant’s Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant’s principal accountant. Any services provided by the principal accountant to the Registrant or to Sound Shore Management requiring pre-approval were pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Included as part of the report to stockholders under Item 1.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”) based on their evaluation of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Sound Shore Fund, Inc.

By (Signature and Title)	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date    February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date    February 26, 2016

By (Signature and Title)	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date    February 26, 2016